SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 6, 2006

                          ADVANCED MEDIA TRAINING, INC.
               (Exact name of issuer as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


          000-50333                                        95-4810658
  (Commission File Number)                     (IRS Employer Identification No.)

             17337 Ventura Blvd., Ste. 208 Encino, California 91316
                 (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (818) 784-0040

             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_) Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On Monday, February 6, 2006, Advanced Media Training, Inc., (the "Issuer") entered into a Letter of Intent ("LOI") entered into a letter of intent with Dematco Corporation, a United Kingdom corporation ("Dematco") which gives the Issuer the option and right to, but not the duty, to purchase 8,080,000 shares of Dematco's common stock, which equals eight percent (8%) of the total issued and outstanding equity of Dematco. The purchase price will be One Dollar ($1.00) per share which is to be paid with the issuance of common stock in the Issuer at the prevailing market price at the time of exercise. The Issuer received an anti - dilution right for the thirty (30) days through March 9, 2006.

         Dematco is a private company, based in Geneva, Switzerland, specializing in the electronic digitizing of any form of securities, whether listed, private or simply to be able to trade and clear in electronic form. Dematco has a unique agreement with Societe Bancaire Privee, a Geneva, Switzerland based federal bank, to procure all manner of securities into electronic format.

         Consummation of the LOI and exercise of the option are subject to customary closing conditions, including approval by the due diligence by the Issuer's Board of Directors and Dematco's approval of its due diligence of Issuer. There are no termination fees or penalties.

         On February 6, 2006, the Issuer issued a press release announcing the signing of the LOI and option. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 7.01.        REGULATION FD DISCLOSURE.

         On February 6, 2006, Issuer issued a press release announcing the execution of LOI and option in connection with the planned purchase of shares of Dematco as described under Item 1.01 above. A copy of the press release is furnished herewith as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ADVANCED MEDIA TRAINING, INC.,
                                         A Delaware corporation (Registrant)

Date: February 8, 2005                   /S/ BUDDY YOUNG
                                    BY:  ------------------------------------
                                         BUDDY YOUNG, Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT
  NO.                    DESCRIPTION
-------                  -----------

99.1                     Press release issued February 6, 2006.


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